COCA-COLA ENTERPRISES INC.	NEWS RELEASE

CONTACT:	Scott Anthony -- Investor Relations (770) 989-3105
Laura Asman -- Media Relations (770) 989-3023

FOR IMMEDIATE RELEASE

COCA-COLA ENTERPRISES INC. REPORTS
SECOND-QUARTER 2002 RESULTS

    Net income per diluted common share was 47 cents, reflecting continued volume improvement, operating expense control, and favorable cost of sales trends.

    Second-quarter 2002 constant territory physical case volume increased 1 1/2 percent in both North America and Europe.

    Company increases full-year 2002 earnings guidance to a range of 91 to 96 cents per diluted common share, and increases free cash flow projection to more than $400 million.

ATLANTA, July 17, 2002 -- Coca-Cola Enterprises today reported that second-quarter 2002 net income applicable to common shareowners was $214 million, or 47 cents per diluted common share. Second-quarter 2002 EBITDA* totaled $748 million, up 18 percent versus comparable** 2001 results. Second-quarter 2002 results benefited from the settlement of promotion programs and accruals totaling 3 cents per diluted common share or $22 million before taxes. Net income applicable to common shareowners totaled $224 million for the first six months of 2002, or 49 cents per diluted common share, with EBITDA of $1.18 billion.

These results compare to 2001 second-quarter EBITDA of $634 million and net income per diluted common share of 29 cents. EBITDA for the first six months of 2001 was $1.02 billion, with net income per diluted common share of 19 cents.

"Our positive second-quarter financial results represent another step in returning Coca-Cola Enterprises to a path of consistent financial performance and improved returns," said Lowry F. Kline, chairman and chief executive officer. "In addition, our year-to-date volume growth of 3 1/2 percent in North America and 4 percent in Europe leaves us well positioned to meet our full-year volume objectives.

"Though North American net pricing remains below desired levels, the cost control efforts initiated last year, coupled with a favorable cost of goods and interest rate environment, have enabled us to raise our full-year earnings expectations."

Operating Results

Physical case bottle and can volume increased 1 1/2 percent on a comparable basis for the quarter, with 1 1/2 percent growth in both North America and Europe. Growth in Dasani, Minute Maid Lemonade, diet Coke with Lemon, and the highly successful mid-May introduction of Vanilla Coke all contributed to North America's growth. Second-quarter volume results in North America were negatively impacted by the shift of the Easter holiday into the first quarter making year-to-date volume comparisons more representative of 2002 trends. In Europe, unseasonably cool weather held down volume growth below the traditional mid-single digit growth levels of the past two years. Year-to-date 2002 volume growth totaled 3 1/2 percent for the Company with growth in North America of 3 1/2 percent and an increase of 4 percent in Europe.

"Our ability to develop and deliver new brands that reflect changing consumer tastes and desires is essential to creating long-term, sustainable volume growth," said John R. Alm, president and chief operating officer. "Our year-to-date performance, highlighted by the introduction of Vanilla Coke, clearly demonstrates our ability to execute in the marketplace and successfully introduce new brands. With a full marketing calendar for the remainder of the year, one that includes a new Harry Potter promotion, we anticipate continued volume growth as we work diligently to generate improved pricing as marketplace conditions permit.

"In Europe, despite cooler than normal weather which slowed second-quarter volume growth, our performance in each of our territories continued to outpace the industry," Mr. Alm said. "We expect to return to growth of more than 4 percent for the remainder of 2002. Our confidence is based on our sustained success over the past 5 years in raising per capita consumption rates substantially in each of our European territories and driving profitable volume growth."

Consolidated comparable bottle and can net pricing per case advanced 1/2 percent in the second quarter on a currency neutral basis. North American bottle and can net pricing per case was flat, with pricing in Europe up 3 percent. All pricing comparisons exclude the effects of franchisor marketing support as well as the previously described promotion program settlement reflected in this quarter's reported net income.

For the first six months, currency neutral bottle and can net pricing per case increased 1/2 percent for the total company and decreased 1/2 percent for North America. Total company bottle and can cost of goods sold per case was flat for the quarter and for the first six months, excluding the effects of currency translations. Operating expenses were flat in the second quarter and up 1 percent for the first six months of 2002 versus comparable 2001 figures.

Full-Year 2002 Expectations

North American volume growth for full year 2002 is expected to be approximately 3 percent. Management expects 2002 volume growth in Europe to be more than 4 percent, with consolidated volume up approximately 3 percent to 4 percent.

The Company expects full-year 2002 EBITDA in a range of $2.35 billion to $2.4 billion, including the promotion program settlement. Full-year 2002 earnings per diluted common share are now forecast in a range of 91 to 96 cents. Free cash flow (defined as EBITDA less capital spending, interest expense, cash taxes, and dividends) is now expected to exceed $400 million for the full year.

The Company will webcast its second quarter conference call with analysts and investors live over the Internet today at 11:00 a.m. ET. The call can be accessed through the Company's website at www.cokecce.com.

Coca-Cola Enterprises Inc. (NYSE: CCE) is the world's largest marketer, distributor, and producer of bottle and can liquid nonalcoholic refreshment. Coca-Cola Enterprises sells approximately 80 percent of The Coca-Cola Company's bottle and can volume in North America and is the sole licensed bottler for products of The Coca-Cola Company in Belgium, continental France, Great Britain, Luxembourg, Monaco, and the Netherlands.

Forward-Looking Statements

Included in this news release are several forward-looking management comments and other statements that reflect management's current outlook for future periods. As always, these expectations are based on the currently available competitive, financial, and economic data along with the Company's operating plans and are subject to future events and uncertainties. The forward-looking statements in this news release should be read in conjunction with the detailed cautionary statements found on page 48 of the Company's 2001 Annual Report, and on page 25 of the Company's First-Quarter 2002 Form 10-Q.

# # #

                      Coca-Cola Enterprises Inc.
                       KEY OPERATING INFORMATION
                                                              Currency
                                                               Neutral
Second Quarter 2002                        Change              Change

Reported EBITDA                            26 1/2%            26 1/2%

Comparable EBITDA                              18%                18%

Net Pricing Per Case (Bottle and Can) (a)     1/2%               1/2%

Cost of Sales Per Case (Bottle and Can)      Flat                Flat

Physical Case Bottle and Can Volume (b)

  Consolidated                              1 1/2%
     North America                          1 1/2%
     Europe                                 1 1/2%

Fountain Gallon Volume                        1/2%

                                                              Currency
                                                               Neutral
Six Months 2002                            Change              Change
---------------                            ------             ---------

Reported EBITDA                                23%            23 1/2%

Comparable EBITDA                          15 1/2%                16%

Net Pricing Per Case (Bottle and Can)        Flat                 1/2%

Cost of Sales Per Case (Bottle and Can)      (1/2)%              Flat

Physical Case Bottle and Can Volume (b)

  Consolidated                              3 1/2%
     North America                          3 1/2%
     Europe                                     4%

Fountain Gallon Volume                          1%

(a) Net pricing per case is calculated as invoice pricing less allowances.

(b) Volume results have been adjusted to include acquisitions completed in 2001.

                      COCA-COLA ENTERPRISES INC.
                   CONSOLIDATED STATEMENTS OF INCOME
            (Unaudited; In Millions Except Per Share Data)

                                                  Second Quarter
                                          ----------------------------
                                            2002      2001(a)   Change
                                          -------    -------    ------
Net Operating Revenues                    $ 4,448    $ 4,079       9%
Cost of Sales                               2,720      2,545       7%
                                          -------    -------
Gross Profit                                1,728      1,534      13%
Selling, Delivery, and
   Administrative Expenses                  1,236      1,280      (3)%
                                          -------    -------
Operating Income                              492        254      94%
Interest Expense, Net                         166        188     (12)%
Other Nonoperating Income, Net                  2          -
                                          -------    -------
Income Before Income Taxes                    328         66
Income Tax Expense (Benefit) (b)              113        (39)
                                          -------    -------
Net Income                                    215        105
Preferred Stock Dividends                       1          1
                                          -------    -------
Net Income Applicable to
   Common Shareowners                     $   214    $   104
                                          =======    =======
Basic Average Common Shares
   Outstanding                                449        419
                                          =======    =======
Basic Net Income Per Share
   Applicable to Common
   Shareowners (c)                        $  0.48    $  0.25
                                          =======    =======
Diluted Average Common Shares
   Outstanding                                458        427
                                          =======    =======
Diluted Net Income Per Share
   Applicable to Common
   Shareowners (c)                        $  0.47    $  0.24
                                          =======    =======
EBITDA Data:
   Operating Income                       $   492    $   254      94%
   Depreciation                               237        224       6%
   Amortization                                19        113     (83)%
                                          -------    -------
EBITDA                                    $   748    $   591      27%
                                          =======    =======

(a) As described on page 28 of the Company's 2001 Annual Report, approximately $26 million of selling expenses have been
    reclassified as deductions from net operating revenue in
    accordance with EITF 01-09.

(b) 2001 income tax expense includes a $46 million nonrecurring reduction in deferred taxes.

(c) Per share data calculated prior to rounding to millions.

                      COCA-COLA ENTERPRISES INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
            (Unaudited; In Millions Except Per Share Data)

                                                    Six Months
                                          ----------------------------
                                            2002      2001(a)   Change
                                          -------    -------    ------
Net Operating Revenues                    $ 8,090    $ 7,411       9%
Cost of Sales                               4,984      4,613       8%
                                          -------    -------
Gross Profit                                3,106      2,798      11%
Selling, Delivery, and
   Administrative Expenses                  2,434      2,504      (3)%
                                          -------    -------
Operating Income                              672        294     129%
Interest Expense, Net                         329        379     (13)%
Other Nonoperating Income, Net                  2          -
                                          -------    -------
Income (Loss) Before Income Taxes and
   Cumulative Effect of Accounting Change     345        (85)

Income Tax Expense (Benefit) (b)              119        (91)
                                          -------    -------
Net Income Before Cumulative Effect of
   Accounting Change                          226          6
Cumulative Effect of Accounting Change          -       (302)
                                          -------    -------
Net Income (Loss)                             226       (296)
Preferred Stock Dividends                       2          2
                                          -------    -------
Net Income (Loss) Applicable to
   Common Shareowners                     $   224    $  (298)
                                          =======    =======
Basic Average Common Shares
   Outstanding                                448        419
                                          =======    =======
Basic Net Income Per Share
   Applicable to Common Shareowners
   Before Cumulative Effect (c)           $  0.50    $  0.01
                                          =======    =======
Basic Net Income (Loss) Per Share
   Applicable to Common Shareowners (c)   $  0.50    $ (0.71)
                                          =======    =======
Diluted Average Common Shares
   Outstanding                                456        428
                                          =======    =======
Diluted Net Income Per Share
   Applicable to Common Shareowners
   Before Cumulative Effect (c)           $  0.49    $  0.01
                                          =======    =======
Diluted Net Income (Loss) Per Share
   Applicable to Common Shareowners (c)   $  0.49    $ (0.71)
                                          =======    =======

EBITDA Data:
   Operating Income                       $   672    $   294     129%
   Depreciation                               467        437       7%
   Amortization                                38        226     (83)%
                                          -------    -------
EBITDA                                    $ 1,177    $   957      23%
                                          =======    =======

(a) As described on page 28 of the Company's 2001 Annual Report, approximately $46 million of selling expenses have been
    reclassified as deductions from net operating revenue in
    accordance with EITF 01-09.

(b) 2001 income tax expense includes a $46 million nonrecurring reduction in deferred taxes.

(c) Per share data calculated prior to rounding to millions.

                     Coca-Cola Enterprises Inc.
Pro Forma Consolidated Statements of Income Excluding Nonrecurring Items
   (Adjusted to Include the Herb Acquisition as of January 1, 2001)
                               Unaudited
                 (In millions, except per share data)

                                                  Second Quarter
                                          ----------------------------
                                            2002     2001(a)(b) Change
                                          -------   -------     ------
Net Operating Revenues                    $ 4,448   $ 4,319        3%
Cost of Sales                               2,720     2,699        1%
                                          -------   -------
Gross Profit                                1,728     1,620        7%
Selling, Delivery, and
   Administrative Expenses                  1,236     1,237        -
                                          -------   -------

Operating Income                              492       383       28%
Interest Expense, Net                         166       203      (18)%
Other Nonoperating Income, Net                  2         -
                                          -------   -------
Income Before Income Taxes                    328       180
Income Tax Expense                            113        49
                                          -------   -------
Net Income                                    215       131
Preferred Stock Dividends                       1         1
                                          -------   -------
Net Income Applicable to
   Common Shareowners                     $   214   $   130
                                          =======   =======
Basic Average Common Shares
   Outstanding                                449       445
                                          =======   =======
Basic Net Income Per Share
    Applicable to Common Shareowners (c)  $  0.48   $  0.29
                                          =======   =======

Diluted Average Common Shares
   Outstanding                                458       452
                                          =======   =======
Diluted Net Income Per Share
   Applicable to Common Shareowners (c)   $  0.47   $  0.29
                                          =======   =======

EBITDA Data:
Operating Income                          $   492   $   383       28%
   Depreciation                               237       236        -
   Amortization                                19        15       27%
                                          -------   -------
EBITDA                                    $   748   $   634       18%
                                          =======   =======

Note: This comparable information is provided solely for the purpose of additional analysis of the results of the Company including the results of the Herb acquisition as if acquired on January 1, 2001, excluding nonrecurring items, including the effects of the change in accounting method adopted as of January 1, 2001, excluding franchise amortization as if FASB Statement 142 was adopted as of January 1,
2001, and reflecting the current business arrangement with The
Coca-Cola Company regarding local media expenses, described on page 21 of the Company's 2001 Annual Report, as of January 1, 2001. The
presentation is not intended to be in conformity with the rules governing the preparation of pro forma financial information, nor is it intended to be a forecast of future operating results.

(a) Second-quarter 2001 results exclude a nonrecurring reduction in income taxes of $46 million, exclude franchise amortization of $98 million and the related income tax effect, reclassify approximately $11 million of local media expenses to
    reductions in net operating revenues and include the results of the Herb acquisition. The addition of the Herb acquisition resulted in an increase in EBITDA of $43 million, an increase in operating income of $31 million, and a decrease to net
    income of $10 million.

(b) As described on page 28 of the Company's 2001 Annual Report, approximately $26 million of selling expenses have been
    reclassified as deductions from net operating revenue in
    accordance with EITF 01-09.

(c) Basic and diluted shares outstanding have been adjusted to reflect the balances that would have been outstanding had the shares issued in connection with the Herb acquisition been outstanding as of January 1, 2001. Per share data calculated prior to rounding in millions.

                      Coca-Cola Enterprises Inc.
Pro Forma Consolidated Statements of Income Excluding Nonrecurring Items
   (Adjusted to Include the Herb Acquisition as of January 1, 2001)
                               Unaudited
                 (In millions, except per share data)

                                                    Six Months
                                          ----------------------------
                                            2002     2001(a)(b) Change
                                          -------   -------     ------
Net Operating Revenues                    $ 8,090   $ 7,842        3%
Cost of Sales                               4,984     4,894        2%
                                          -------   -------
Gross Profit                                3,106     2,948        5%
Selling, Delivery, and
   Administrative Expenses                  2,434     2,420        1%
                                          -------   -------

Operating Income                              672       528       27%
Interest Expense, Net                         329       409      (20)%
Other Nonoperating Income, Net                  2         -
                                          -------   -------
Income Before Income Taxes                    345       119
Income Tax Expense                            119        29
                                          -------   -------
Net Income                                    226        90
Preferred Stock Dividends                       2         2
                                          -------   -------
Net Income Applicable to
   Common Shareowners                     $   224   $    88
                                          =======   =======
Basic Average Common Shares
   Outstanding                                448       443
                                          =======   =======
Basic Net Income Per Share
   Applicable to Common Shareowners (c)   $  0.50   $  0.20
                                          =======   =======

Diluted Average Common Shares
   Outstanding                                456       452
                                          =======   =======
Diluted Net Income Per Share
   Applicable to Common Shareowners (c)   $  0.49   $  0.19
                                          =======   =======
EBITDA Data:
   Operating Income                       $   672   $   528       27%
   Depreciation                               467       460        2%
   Amortization                                38        32       19%
                                          -------   -------
EBITDA                                    $ 1,177   $ 1,020       15%
                                          =======   =======

    Note: This comparable information is provided solely for the purpose of additional analysis of the results of the Company including the results of the Herb acquisition as if acquired on January 1, 2001, excluding nonrecurring items, including the effects of the change in accounting method adopted as of January 1, 2001, excluding franchise amortization as if FASB Statement 142 was adopted as of January 1,
2001, and reflecting the current business arrangement with The
Coca-Cola Company regarding local media expenses, described on page 21 of the Company's 2001 Annual Report, as of January 1, 2001. The
presentation is not intended to be in conformity with the rules governing the preparation of pro forma financial information, nor is it intended to be a forecast of future operating results.

(a) The first six months results of 2001 exclude the cumulative effect of a change in accounting principle of $302 million, exclude a nonrecurring reduction in income taxes of
    $46 million, exclude franchise amortization of $195 million and the related income tax effect, reclassify approximately
    $25 million of local media expenses to reductions in net
    operating revenues and include the results of the Herb
    acquisition. The addition of the Herb acquisition resulted in an increase in EBITDA of $63 million, an increase in operating income of $39 million, and an increase to net income of
    $14 million.

(b) As described on page 28 of the Company's 2001 Annual Report, approximately $46 million of selling expenses have been
    reclassified as deductions from net operating revenue in
    accordance with EITF 01-09.

(c) Basic and diluted shares outstanding have been adjusted to reflect the balances that would have been outstanding had the shares issued in connection with the Herb acquisition been outstanding as of January 1, 2001. Per share data calculated prior to rounding in millions.

                      COCA-COLA ENTERPRISES INC.
           PRELIMINARY CONDENSED CONSOLIDATED BALANCE SHEETS
                             (In Millions)

                                            June 28,       December 31,
                                              2002             2001
                                          -----------      ------------
                                          (Unaudited)
ASSETS
Current
     Cash and cash investments            $      353       $      284
     Trade accounts receivable, net            1,750            1,540
     Inventories                                 808              690
     Prepaid expenses and other
        current assets                           404              362
                                          ----------       ----------
                Total Current Assets           3,315            2,876

Net Property, Plant, and Equipment             6,145            6,206

Goodwill, Franchise Licenses and
     Other Noncurrent Assets, Net             14,716           14,637
                                          ----------       ----------
                                          $   24,176       $   23,719
                                          ==========       ==========

LIABILITIES AND SHAREOWNERS' EQUITY
Current
     Accounts payable and accrued
        expenses                          $    2,956       $    2,718
     Current portion of long-term debt         1,637            1,804
                                          ----------       ----------
                Total Current Liabilities      4,593            4,522

Long-Term Debt, Less Current Maturities       10,442           10,365

Retirement and Insurance Programs
   And Other Long-Term Obligations             1,663            1,676

Long-Term Deferred Income Tax
   Liabilities                                 4,414            4,336

Shareowners' Equity                            3,064            2,820
                                          ----------       ----------
                                          $   24,176       $   23,719
                                          ==========       ==========